Exhibit 10.2

                             Amendment No. 7 to the
      Amended and Restated Limited Liability Company Operating Agreement of
                               IDT Holding, L.L.C.

      This Amendment No. 7 (this "AMENDMENT") to the Amended and Restated Limited Liability Company Operating Agreement of IDT Holding, L.L.C., a Delaware limited liability company (the "COMPANY"), is entered into as of February 26, 2002 by and between The Veritas Capital Fund, L.P., a Delaware limited partnership ("VERITAS"), and the Person listed as an Additional Member on the signature page hereof (the "ADDITIONAL MEMBER").

      WHEREAS, the Company was formed pursuant to that certain Limited Liability Company Operating Agreement dated as of August 6, 1999 among Veritas and certain named employees of PEI, as amended by that certain Amended and Restated Limited Liability Company Operating Agreement dated as of December 10, 1999 among Veritas and certain named employees of PEI and Sierra, as further amended by Amendment No. 1 to the Amended and Restated Limited Liability Company Operating Agreement dated as of February 25, 2000 among Veritas and the Additional Members named therein, as further amended by Amendment No. 2 to the Amended and Restated Limited Liability Company Operating Agreement dated as of June 1, 2000 among Veritas and the Additional Members named therein, as further amended by Amendment No. 3 to the Amended and Restated Limited Liability Company Operating Agreement dated as of September 29, 2000 among Veritas and the Additional Members named therein, as further amended by Amendment No. 4 to the Amended and Restated Limited Liability Company Operating Agreement dated as of June 1, 2001 among Veritas and the Additional Members named therein, as further amended by Amendment No. 5 to the Amended and Restated Limited Liability Operating Agreement dated as of October 1, 2001 among Veritas and the Additional Members named therein, and as further amended by Amendment No. 6 to the Amended and Restated Limited Liability Company Operating Agreement dated as of February 5, 2002 among Veritas and the Members named therein (the "OPERATING AGREEMENT");

      WHEREAS, Veritas desires to admit the Additional Member to the Company as a Class A Member;

      NOW, THEREFORE, in consideration of the mutual agreements made herein, Veritas and the Additional Member hereby agree to amend the Operating Agreement as follows:

      1. Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Operating Agreement.

      2. Effective as of the date hereof, the Person listed as an Additional Member on the signature page hereof is hereby admitted to the Company as a Class A Member.

      3. SCHEDULE A to the Operating Agreement is hereby amended in the form annexed hereto to reflect the names, addresses, Capital Contributions and Class A Percentage Interests of the Class A Members after the admission of the Additional Member to the Company.


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      4. All other terms of the Operating Agreement shall remain in full force and effect and by its execution of this Amendment, the Additional Member makes the representations and warranties set forth in Section 5.2 of the Operating Agreement and agrees to be bound by all of the terms and conditions of the Operating Agreement applicable to the Members.

      5. This Amendment may be executed in two or more counterparts, and all counterparts so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterpart.

            [The remainder of this page is intentionally left blank]


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      IN WITNESS WHEREOF, each of Veritas and the Additional Member has executed this Amendment as of the date first above written.


                                 THE VERITAS CAPITAL FUND, L.P.


                                 By: /s/ Robert B. McKeon
                                     --------------------
                                     Authorized Signature

                        ADDITIONAL MEMBER:

                                 BNY CAPITAL PARTNERS, L.P.

                                 By:  BNY Capital Management LLC,
                                      its General Partner

                                 By:  BNY Mezzanine Capital, L.P., its
                                      sole member

                                 By:  BNY Capital SBIC, LLC, its
                                      General Partner


                                 By: /s/ Paul J. Echausse
                                     ----------------------
                                     Name: Paul J. Echausse
                                     Title: Principal


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